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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 6, 2001
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                          SigmaTron International, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                       0-23248                 36-3918470
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(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation)                 File number)           Identification No.)



2201 Landmeier Road, Elk Grove Village, Illinois                         60007
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (847) 956-8000
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          (Former name or former address, if changed since last report)


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Item 4.           Changes In Registrant's Certifying Accountant.

         Registrant is making additional disclosures to the Current Report on Form 8-K filed by Registrant on November 6, 2001. The remainder of Registrant's Current Report on Form 8-K filed on November 6, 2001 shall remain unaffected by this amendment.

         On October 31, 2001, Registrant's Board of Directors elected to dismiss Ernst & Young LLP ("E&Y") as its independent auditors.

         During the years ended April 30, 2001 and 2000, and through October 31, 2001, there were no "reportable events" with E&Y as described in Item 304(a)(1)(v) of Regulation S-K.

         Registrant has requested E&Y to provide Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report on Form 8-K/A and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of
Item 304(a)(3) of Regulation S-K. A copy of such letter shall be filed by amendment to this Current Report on Form 8-K/A as Exhibit 16 within ten (10) days of the filing of this Current Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2001


                                    SIGMATRON INTERNATIONAL, INC.


                                    By:      /s/  Gary R. Fairhead
                                          -------------------------------------
                                          Gary R. Fairhead, President and Chief
                                          Executive Officer (Principal
                                          Executive Officer)


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